Exhibit 99.2

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets (1)
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(Dollars in thousands)
Non-accrual loans	$8,410	$8,542	$9,014	$13,364	$10,801
Loans 90 days or more past due and still accruing interest	-	-	-	-	-
Total non-performing loans	8,410	8,542	9,014	13,364	10,801
Other real estate and repossessed assets	2,150	2,368	5,257	5,004	4,989
Total non-performing assets	$10,560	$10,910	$14,271	$18,368	$15,790

As a percent of Portfolio Loans
Non-performing loans	0.43%	0.47%	0.54%	0.83%	0.67%
Allowance for loan losses	1.11	1.14	1.20	1.26	1.37
Non-performing assets to total assets	0.38	0.41	0.55	0.72	0.62
Allowance for loan losses as a percent of non-performing loans	255.39	241.00	222.30	151.41	204.08

(1)	Excludes loans classified as "trouble debt restructured" that are not past due and vehicle service contract counterparty receivables, net.

Troubled debt restructurings ("TDR")

	September 30, 2017
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$9,431	$53,755		$63,186
Non-performing TDR's(1)	401	4,531	(2)	4,932
Total	$9,832	$58,286		$68,118

	December 31, 2016
	Commercial	Retail		Total
	(In thousands)
Performing TDR's	$10,560	$59,726		$70,286
Non-performing TDR's(1)	3,565	4,071	(2)	7,636
Total	$14,125	$63,797		$77,922

(1)	Included in non-performing assets table above.
(2)	Also includes loans on non-accrual at the time of modification until six payments are received on a timely basis.

Allowance for loan losses

	Nine months ended September 30,
	2017		2016
	Loans	Unfunded Commitments	Loans	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$20,234	$650	$22,570	$652
Additions (deductions)
Provision for loan losses	806	-	(1,439)	-
Recoveries credited to allowance	2,998	-	3,623	-
Loans charged against the allowance	(2,560)	-	(2,711)	-
Additions included in non-interest expense	-	332	-	6
Balance at end of period	$21,478	$982	$22,043	$658

Net loans charged against the allowance to average Portfolio Loans	(0.03)%		(0.08)%

Capitalization

	September 30, 2017	December 31, 2016
	(In thousands)
Subordinated debentures	$35,569	$35,569
Amount not qualifying as regulatory capital	(1,069)	(1,069)
Amount qualifying as regulatory capital	34,500	34,500
Shareholders’ equity
Common stock	324,607	323,745
Accumulated deficit	(53,240)	(65,657)
Accumulated other comprehensive loss	(3,657)	(9,108)
Total shareholders’ equity	267,710	248,980
Total capitalization	$302,210	$283,480

Non-Interest Income

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
	(In thousands)
Service charges on deposit accounts	$3,281	$3,175	$3,281	$9,465	$9,164
Interchange income	1,942	2,005	1,943	5,869	5,797
Net gains (losses) on assets
Mortgage loans	2,971	3,344	3,556	8,886	7,727
Securities	69	(34)	(45)	62	302
Mortgage loan servicing, net	1	(158)	858	668	(454)
Investment and insurance commissions	606	467	427	1,541	1,278
Bank owned life insurance	283	240	282	776	870
Other	1,151	1,407	1,406	3,822	4,413
Total non-interest income	$10,304	$10,446	$11,708	$31,089	$29,097

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2017	2016	2017	2016
	(In thousands)
Balance at beginning of period	$14,515	$10,331	$13,671	$12,436
Change in accounting	-	-	542	-
Balance at beginning of period, as adjusted	$14,515	$10,331	$14,213	$12,436
Originated servicing rights capitalized	1,250	896	3,047	2,153
Amortization	-	(799)	-	(2,065)
Change in valuation allowance	-	620	-	(1,476)
Change in fair value	(1,090)	-	(2,585)	-
Balance at end of period	$14,675	$11,048	$14,675	$11,048

Valuation allowance at end of period	$-	$4,748	$-	$4,748

Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
	(Dollars in thousands)
Mortgage loans originated	$264,177	$235,087	$123,124	$657,345	$288,592
Mortgage loans sold	120,981	104,714	89,349	305,386	215,494
Net gains on mortgage loans	2,971	3,344	3,556	8,886	7,727
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.46%	3.19%	3.98%	2.91%	3.59%
Fair value adjustments included in the Loan Sales Margin	(0.22)	0.32	0.55	0.08	0.40

Non-Interest Expense

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
	(In thousands)
Compensation	$8,494	$8,707	$8,310	$26,872	$24,355
Performance-based compensation	2,688	2,138	2,409	6,819	5,967
Payroll taxes and employee benefits	2,395	2,535	2,312	7,413	6,590
Compensation and employee benefits	13,577	13,380	13,031	41,104	36,912
Occupancy, net	1,970	1,920	1,919	6,032	5,982
Data processing	1,796	1,937	1,971	5,670	6,008
Furniture, fixtures and equipment	961	1,005	990	2,943	2,939
Communications	685	678	670	2,046	2,280
Loan and collection	481	670	568	1,564	1,964
Advertising	526	519	455	1,551	1,410
Legal and professional fees	550	389	420	1,376	1,178
Interchange expense	294	292	276	869	809
FDIC deposit insurance	208	202	187	608	852
Supplies	176	159	178	507	551
Credit card and bank service fees	105	136	203	432	588
Costs related to unfunded
lending commitments	92	130	73	332	6
Amortization of intangible assets	87	86	86	260	260
Net losses on other real estate and repossessed assets	30	91	263	132	98
Provision for loss reimbursement on sold loans	15	20	45	66	30
Other	1,063	1,147	1,194	3,454	3,602
Total non-interest expense	$22,616	$22,761	$22,529	$68,946	$65,469

Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2017			2016
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$1,908,497	$21,801	4.55%	$1,613,189	$18,562	4.59%
Tax-exempt loans (1)	3,138	47	5.94	3,492	53	6.04
Taxable securities	474,901	2,765	2.33	534,319	2,537	1.90
Tax-exempt securities (1)	90,645	783	3.46	58,694	507	3.46
Interest bearing cash	29,336	63	0.85	69,603	86	0.49
Other investments	15,543	200	5.11	15,347	195	5.05
Interest Earning Assets	2,522,060	25,659	4.05	2,294,644	21,940	3.81
Cash and due from banks	33,019			34,565
Other assets, net	142,283			152,793
Total Assets	$2,697,362			$2,482,002

Liabilities
Savings and interest- bearing checking	$1,048,289	408	0.15	$1,014,201	284	0.11
Time deposits	531,226	1,425	1.06	438,504	970	0.88
Other borrowings	85,219	626	2.91	47,227	493	4.15
Interest Bearing Liabilities	1,664,734	2,459	0.59	1,499,932	1,747	0.46
Non-interest bearing deposits	736,291			706,282
Other liabilities	31,263			27,110
Shareholders’ equity	265,074			248,678
Total liabilities and shareholders’ equity	$2,697,362			$2,482,002

Net Interest Income		$23,200			$20,193

Net Interest Income as a Percent of Average Interest Earning Assets			3.66%			3.51%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2017			2016
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$1,792,381	$61,544	4.59%	$1,577,758	$55,255	4.67%
Tax-exempt loans (1)	3,410	145	5.69	3,564	163	6.11
Taxable securities	499,886	8,300	2.21	532,576	7,261	1.82
Tax-exempt securities (1)	85,853	2,264	3.52	50,286	1,320	3.50
Interest bearing cash	42,610	229	0.72	75,121	292	0.52
Other investments	15,543	638	5.49	15,456	592	5.12
Interest Earning Assets	2,439,683	73,120	4.00	2,254,761	64,883	3.84
Cash and due from banks	32,492			38,069
Other assets, net	146,753			157,570
Total Assets	$2,618,928			$2,450,400

Liabilities
Savings and interest- bearing checking	$1,051,395	1,007	0.13	$1,018,727	831	0.11
Time deposits	494,219	3,747	1.01	435,146	2,689	0.83
Other borrowings	66,392	1,659	3.34	47,405	1,455	4.10
Interest Bearing Liabilities	1,612,006	6,413	0.53	1,501,278	4,975	0.44
Non-interest bearing deposits	717,589			677,645
Other liabilities	30,372			25,612
Shareholders’ equity	258,961			245,865
Total liabilities and shareholders’ equity	$2,618,928			$2,450,400

Net Interest Income		$66,707			$59,908

Net Interest Income as a Percent of Average Interest Earning Assets			3.65%			3.55%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%
(2)	Annualized

Reconciliation of Net Interest Margin, Fully Taxable Equivalent ("FTE")

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(Dollars in thousands)		(Dollars in thousands)
Net interest income	$22,912	$19,998	$65,870	$59,391
Add: taxable equivalent adjustment	288	195	837	517
Net interest income - taxable equivalent	$23,200	$20,193	$66,707	$59,908
Net interest margin (GAAP) (1)	3.60%	3.47%	3.61%	3.52%
Net interest margin (FTE) (1)	3.66%	3.51%	3.65%	3.55%

(1)	Annualized

Commercial Loan Portfolio Analysis as of September 30, 2017

	Total Commercial Loans
		Watch Credits			Percent of Loan
Loan Category	All Loans	Performing	Non- performing	Total	Category in Watch Credit
	(Dollars in thousands)
Land	$5,505	$62	$10	$72	1.3%
Land Development	7,580	-	-	-	0.0
Construction	54,556	-	-	-	0.0
Income Producing	271,594	3,331	72	3,403	1.3
Owner Occupied	275,833	11,535	231	11,766	4.3
Total Commercial Real Estate Loans	$615,068	$14,928	313	$15,241	2.5

Other Commercial Loans	$222,182	$12,992	475	$13,467	6.1
Total non-performing commercial loans			$788